VANGUARD(R) INTERNATIONAL VALUE FUND

ANNUAL REPORT - DECEMBER 31, 2000

[PHOTO OF SHIP]
[THE VANGUARD GROUP LOGO]

[A MEMBER OF THE VANGUARD GROUP(R) LOGO]

SOME LESSONS FROM 2000

Although the year 2000 was a trying period for many investors, it reinforced some investment truths worth keeping in mind as you build and maintain your portfolio. These include:

     **THINGS CHANGE. It's difficult--bordering on impossible--to consistently or precisely predict when the financial markets will turn up or down, when the economy will accelerate or slow, and which investments will lead or lag. Don't risk your hard-earned money by betting on such forecasts.

     **DIVERSIFICATION MATTERS. If you build and maintain a portfolio that includes different asset classes--as well as types of securities within asset classes--you give yourself a valuable buffer against severe damage from any one market segment. True, your diversified portfolio will never top the short-term performance charts. But a balanced investment approach will help you to meet your financial goals without taking undue risks.

     **PERSPECTIVE IS PARAMOUNT. Market declines are always painful. Yet they're inevitable if you seek the long-term rewards of investing. If you keep your focus on your long-term goals, you'll find periodic downturns much easier to endure, and you'll avoid making emotion-driven mistakes.

SUMMARY

     * Vanguard International Value Fund's 12-month return of -7.5% was disap-pointing on an absolute basis, but the fund did far better than its average peer.

     * A new investment adviser, Hansberger Global Investors, began managing the fund on August 1. Its stock selections helped the fund outpace the MSCI EAFE Index through year-end.

     * The strength of the dollar cut returns from foreign securities by about 7 percentage points.

CONTENTS

 1 Letter from the Chairman

 6 Report from the Adviser

 9 Fund Profile

11 Glossary of Investment Terms

12 Performance Summary

13 Report on After-Tax Returns

14 Financial Statements

22 Report of Independent Accountants

LETTER
 FROM THE CHAIRMAN

Fellow Shareholder,

The last year of the millennium was not kind to global stock markets. Negative returns from overseas markets were made worse for U.S. investors by the strength of the dollar. In this environment, vanguard international value fund posted a 12-month return of -7.5%, which was higher than those of its average peer and the broad international stock market.


2000 TOTAL RETURNS                                   FISCAL YEAR ENDED
                                                           DECEMBER 31
----------------------------------------------------------------------
Vanguard International Value Fund                                -7.5%
Average International Fund*                                     -15.6
MSCI EAFE Index                                                 -14.0
----------------------------------------------------------------------
*Derived from data provided by Lipper Inc.


     The table above presents total returns (capital change plus reinvested dividends) for our fund, the average international stock fund, and the unmanaged Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index.

     Our total return is based on a decrease in net asset value from $29.13 per share on December 31, 1999, to $26.02 per share on December 31, 2000, and is adjusted for dividends totaling $0.73 per share paid from net investment income and a distribution of $0.19 per share paid from net realized capital gains.

FINANCIAL MARKETS IN REVIEW

In stark contrast to 1999, when stock markets around the world enjoyed double-digit gains, broad stock indexes, both in the United States and abroad, suffered double-digit declines in 2000. To a large extent, the declines were the result of a plunge in the prices of growth stocks, particularly of technology, media, and telecommunications companies. These were



MARKET BAROMETER                                  AVERAGE ANNUAL TOTAL RETURNS
                                               PERIODS ENDED DECEMBER 31, 2000

                                                 ONE       THREE          FIVE
                                                YEAR       YEARS         YEARS
------------------------------------------------------------------------------
STOCKS
S&P 500 Index (Large-caps)                     -9.1%       12.3%         18.3%
Russell 2000 Index (Small-caps)                -3.0         4.6          10.3
Wilshire 5000 Index (Entire market)           -11.0        10.7          16.7
MSCI EAFE Index (International)               -14.0         9.6           7.4
------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index (Entire market)    11.6%        6.4%          6.5%
Lehman 10 Year Municipal Bond Index            10.8         5.3           5.9
Salomon Smith Barney 3-Month
 U.S. Treasury Bill Index                       6.0         5.2           5.2
==============================================================================
CPI
Consumer Price Index                            3.4%        2.6%          2.5%
------------------------------------------------------------------------------
the very same companies, by and large, whose soaring prices brought market indexes to new heights in 1999 and early 2000.

     Many factors contributed to the declines. Higher energy costs--oil prices hit a ten-year high--raised the specter of inflation and cut into profits for some industries. Central banks, such as the U.S. Federal Reserve and the European Central Bank, raised short-term interest rates in order to cool economic growth and deter inflationary pressures. And by year-end, these efforts seemed to be working, particularly in the United States.

     As the powerhouse U.S. economy slowed, investors grew concerned about how this affected growth prospects for companies elsewhere, which would face diminished demand from the world's largest importer. Developing countries--home to many factories that make clothing, electronics, and other goods for U.S. consumers--would be hit hardest by reduced demand in the U.S. market. Growth stocks worldwide were particularly affected by the reassessment of prospects for the global economy, since expectations had been highest for these companies.


TOTAL RETURNS                                              TWELVE MONTHS ENDED
                                                             DECEMBER 31, 2000

                                            BASED ON
                                               LOCAL    CURRENCY      BASED ON
STOCK MARKET INDEX                          CURRENCY      EFFECT  U.S. DOLLARS
------------------------------------------------------------------------------
MSCI EAFE                                      -7.1%       -6.9%        -14.0%
MSCI Europe                                    -1.9        -6.5          -8.4
MSCI Pacific Free                             -17.6        -8.2         -25.8
Select Emerging Markets Free*                 -14.8       -13.1         -27.9
------------------------------------------------------------------------------
Wilshire 5000                                 -11.0%         --         -11.0%
------------------------------------------------------------------------------
*Consists of stocks that can be bought free of restrictions in 14 emerging markets of Europe, Asia, Africa, and Latin America.


     Compounding the damage from lower stock prices was the pervasive rise in the value of the U.S. dollar. A stronger dollar diminishes the returns from foreign securities for U.S. investors, because the foreign cur- rency can be exchanged for fewer dollars. (Of course, a weaker dollar has the opposite effect--augmenting returns from foreign securities for U.S. investors.) During the year, the dollar rose against all major currencies, increasing almost 12% versus the Japanese yen and about 7% versus the euro, which is the common currency of 11 European countries. (Central banks intervened in September to prop up the sagging euro by buying that currency and selling dollars, and the euro subsequently rallied.) The table above shows the currency impact on international stock returns for U.S. investors.

     Pacific Rim markets such as Japan, New Zealand, and Singapore fared worse than European bourses. Japan, which alone constitutes nearly 23% of the EAFE Index's market capitalization, fell -19.7% in yen and -28.1% in dollars. Emerging markets posted the worst returns. Greece, Indonesia, Philippines, South Korea, Sri Lanka, Taiwan, Thailand, and Turkey each had returns of -40% or lower in U.S. dollars.

     Amid the declines, there were success stories, here and abroad. Certain sectors--health care, energy, financial services, and utilities (except telecom firms)--flourished. Value stocks--those with relatively low prices in relation to earnings, book value, dividends, and other financial measures--outperformed their growth counterparts and posted gains in local currencies, though not in U.S. dollars.

2000 PERFORMANCE OVERVIEW

Vanguard   International  Value  Fund's  -7.5%  return  in  2000  was  certainly disappointing on an absolute basis, but it was much better than the declines for the average international stock fund (-15.6%) and the EAFE Index (-14.0%).

     Our bias toward value stocks--those with relatively low prices in relation to earnings, book value, and dividends--was helpful. The value stocks within the EAFE Index posted a -2.8% return. We fell short of this result partly because we held a meaningful position (about 10% of assets at year-end) in stocks from emerging markets, which are not included in the index.

     On the plus side, our fund had a smaller stake in Japan than EAFE, which helped our relative performance. (At year-end, the fund had about 17% of its assets in Japan, compared with almost 23% for the EAFE Index.) The stock selections of our adviser, Hansberger Global Investors, also aided our performance relative to the EAFE Index. For example, Unilever was added to the fund late in the year and rose 33% in the last quarter, making it the fund's largest holding.

     As you know, Hansberger assumed the helm as International Value Fund's investment adviser on August 1, 2000. The fund's -4.6% return through year-end outpaced the -6.5% return for the MSCI EAFE Index for the same five-month period. We urge you to read the firm's initial report to shareholders, starting on page 6.



TOTAL RETURNS                                        TEN YEARS ENDED
                                                   DECEMBER 31, 2000

                                   AVERAGE            FINAL VALUE OF
                                    ANNUAL                 A $10,000
                                    RETURN        INITIAL INVESTMENT
--------------------------------------------------------------------
International Value Fund              7.9%                  $ 21,401
Average International Fund            9.4                     24,463
MSCI EAFE Index                       8.6                     22,737
--------------------------------------------------------------------


LONG-TERM PERFORMANCE OVERVIEW

Given that most investors are saving for long-term goals such as retirement, we believe in maintaining a long-term perspective when reviewing a fund's performance. The table below presents the average annual returns for the past decade for our fund and its benchmarks. The table also shows how a hypothetical $10,000 investment in each would have grown through December 31, 2000. As you can see, our fund came up short versus its comparative measures during the past decade. One big reason for the shortfall was our exposure to the Japanese stock market, the worst-performing major market in the world over the decade. Although the International Value Fund lowered its exposure to Japan in 2000, for much of the past ten years we had a considerably larger commitment to Japan than that of our average peer. Despite a few stellar years--such as 1999, when Japanese stocks surged 61.8% in dollars--returns from Japan have been generally poor through most of the decade. In addition, our emphasis on value stocks--a help in 2000--was a hindrance for much of the past decade, when growth stocks led stock markets worldwide.

--------------------------------------------------------------------------------
Our fund's long-term returns were hurt by having held, on average, a bigger stake in Japan than peer funds.
--------------------------------------------------------------------------------

     We realize that our longer-term performance has been disappointing, and we are working hard to improve it. We thank you for "staying the course" with us, and we are confident that our new adviser and our low costs will help us to perform well in the future. The International Value Fund's expense ratio (expenses as a percentage of average net assets) was 0.53%, compared with 1.72% for the average peer. In other words, advisers of other funds have to overcome a burden of more than 1 percentage point, year after year, to produce higher net returns than our fund.

     A further word about international investing is in order. Given the stellar performance of U.S. stocks in the past decade, many investors are questioning whether international stocks have a place in a well-diversified portfolio. We disagree with this line of thinking. With the benefit of hindsight, we all know that diversifying across borders did not seem beneficial in 2000. But keep in mind that in 1999 and through most of the 1980s, foreign stocks provided higher returns than domestic stocks.

     We still believe that investing a portion of one's equity holdings in international stocks adds an important element of diversification to a U.S. investor's portfolio. Yes, international funds are subject to an additional risk--that of currency fluctuations. But those fluctuations won't always detract from returns, as they did in 2000.

IN SUMMARY

We believe that the performance of financial markets in 2000 proved that "old-fashioned" investment precepts are old because they are true. Among those precepts are the necessity of diversification and the importance of investing for the long run. We don't know what's in store for 2001, but we continue to recommend that investors keep a long-term perspective and avoid extremes--of pessimism when markets are falling or of exuberance when markets are rising.

     As always, our recommendation for coping with the uncertainty and volatility of the financial markets is to stick with a balanced portfolio of diversified domestic and international stock funds, bond funds, and short-term investments in proportions that make sense for your personal goals, time horizon, financial situation, and risk tolerance.

Sincerely,



/S/ JOHN J. BRENNAN
[PHOTO OF JOHN J. BRENNAN]
JOHN J. BRENNAN
Chairman and Chief Executive Officer


January 22, 2001

REPORT
 FROM THE ADVISER                              HANSBERGER GLOBAL INVESTORS, INC.

We're pleased to be making our first report to shareholders since taking over as adviser for vanguard international value fund on August 1, 2000. The fund's -7.5% total return during the full year was disappointing on an absolute basis. However, on a relative basis, this return was considerably better than those of the average international stock fund (-15.6%) and the MSCI EAFE Index (-14.0%).


--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY

The fund reflects a belief that superior long-term investment results can be achieved by investing in a diversified portfolio of international stocks that are generally out of favor or undervalued by fundamental measures such as price/earnings ratio or dividend yield.
--------------------------------------------------------------------------------


     We believe that the changes we made to the fund's holdings in August and September helped the fund to post a 2.2% gain during the final quarter of the year, when the EAFE Index registered a -2.6% return. Our consistent approach is to try to identify value stocks with a near-term "trigger" for improvement. Generally, we want to invest in the best company within a sector (assuming it meets our value criteria), regardless of its geographical location.

THE INVESTMENT ENVIRONMENT

Economic and psychological factors in the market shifted rapidly during much of the year. The euphoria over technology turned into a nightmare. While the disillusionment with growth stocks was, on balance, a good thing for value stocks, the continued decline in the euro and the Japanese yen made 2000 difficult for U.S.-based international investors.

     We increased our weightings in euro-zone stocks during the summer, when the euro was being battered. By year-end, the euro had rebounded nearly 15% from its low of about 83 cents in October, a change that helped our returns. We note that we had increased exposure to European equities not because of any prescient
"call" on the currency markets, but because our analysts concluded that companies there were the best values in their sectors. Similarly, our exposure to Japan declined from 20.4% of assets to 16.9% because of our decisions about the best companies to own there. The companies we wished to own were geared either to information technology spending in Japan or to exports. We had minimal exposure to stocks poised to benefit purely from a recovery of domestic consumption in Japan. However, some of our Japanese selections declined amid a worldwide fall in prices of stocks in the TMT (technology, media, and telecommunications) sectors.

OUR SUCCESSES

In managing Vanguard International Value Fund, we do not seek to replicate the geographical or sector weightings of the EAFE Index or other indexes. However, we are conscious of such weightings in the benchmark as we pick stocks that fit our valuation criteria. By adhering to this discipline, we've been able to build a robust and diversified portfolio with exposure to sectors that aren't typically found in value-based portfolios.

     Although our top ten holdings are mainly "old economy" names like Unilever (our largest holding at 3.1% of assets) and Nestle (2.9% of assets), they also include "new economy" stocks such as Wolters Kluwer (2.8%), a publisher of legal, tax, business, science, and educational materials that is integrating its traditional operations with the latest technology platforms.

     Our significant commitment to financial and industrial stocks helped. Zurich Financial (a 30% return), Barclays (12%), St. Gobain (25%), and Atlas Copco (27%) performed well for the fund.

OUR SHORTFALLS

During the period, we increased our tech and telecom holdings. Because we thought the best valuations within these groups were to be found in emerging markets, we raised our exposure to those markets in this process. This has not been a good move, so far. Many of our telecom holdings have fallen 30% to 40% since we bought them. Even some developed-market stalwarts, including SAP (-42%) and Fujitsu (-36%), hurt our performance.

     However, we believe that the companies we have invested in are fundamentally sound and that it won't take a return to tech-mania for their valuations to return to more realistic (and profitable for us) levels. The emerging-market stocks we own are likely to be high on the buy lists of most fund managers looking to increase exposure to the emerging markets--whenever that occurs. Our analysts continuously visit the companies to make sure that we have not erred in our judgment of the fundamentals. If we recognize such an error, we are not hesitant to rectify it--as we did when we bought and sold DaimlerChrysler within a three-month period.

     During the last five months of 2000, your fund had a portfolio turnover of about 60% as we eliminated many stocks that did not meet our investment criteria. Since we began advising it, the fund has increased its holdings of consumer discretionary, financial, industrial, and pharmaceutical stocks. We also added significantly to the TMT sectors, where some companies seem to have been unduly punished. At the same time, we reduced holdings in the energy, materials, and utilities sectors. As noted, we have added to the fund's European holdings and reduced exposure to Japan.

     To reiterate, we choose stocks based on the valuations within industry sectors. The geographic location of a company is typically incidental to the process.

Our analysts look for value in well-run companies that have been hurt by short-term considerations. We use a company-by-company, "bottom-up" approach to pick stocks. However, we maintain a constant watch for macroeconomic and broad industry issues, keeping in mind events that could affect the industry sectors or geographical regions of the companies in which we are invested.

     We thank you for the confidence that you have placed in us.



January 8, 2001




                                                                     SEE PAGE 14
                                                                  FOR A COMPLETE
                                                                  LISTING OF THE
                                                                FUND'S HOLDINGS.

FUND PROFILE                                             AS OF DECEMBER 31, 2000
 FOR INTERNATIONAL VALUE FUND

This Profile provides a snapshot of the fund's characteristics, compared where appropriate to a broad market index. Key terms are defined on page 11.


-----------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                                 MSCI
                                     FUND        EAFE
-----------------------------------------------------
Number of Stocks                      72          915
Turnover Rate                         78%          --
Expense Ratio                       0.53%          --
Cash Investments                     1.9%          --
-----------------------------------------------------



---------------------------------------------
TEN LARGEST HOLDINGS
  (% of total net assets)

Unilever PLC
  (food, beverage & tobacco)             3.1%
Nestle SA (Registered)
  (food, beverage & tobacco)             2.9
Wolters Kluwer NV
  (media)                                2.8
Ente Nazionale Idrocarburi SpA
  (energy)                               2.7
Linde AG
  (conglomerate)                         2.4
Roche Holding AG
  (drug manufacturer)                    2.4
Cie. de St. Gobain SA
  (manufacturing)                        2.4
Zurich Financial Services AG
  (insurance)                            2.4
Atlas Copco AB B Shares
  (manufacturing)                        2.3
Honda Motor Co., Ltd.
  (automotive & transport equipment)     2.3
---------------------------------------------
Top Ten                                 25.7%
---------------------------------------------



--------------------------------------------
VOLATILITY MEASURES

                                        MSCI
                                FUND    EAFE
--------------------------------------------
R-Squared                       0.75    1.00
Beta                            0.94    1.00
--------------------------------------------



-----------------------------------
FUND ALLOCATION
 BY REGION

EUROPE                           9%
EMERGING MARKETS                27%
PACIFIC                         64%
-----------------------------------

Country Diversification table is on the next page.





                                                               VISIT OUR WEBSITE
                                                                WWW.VANGUARD.COM
                                                           FOR REGULARLY UPDATED
                                                               FUND INFORMATION.

------------------------------------------------
COUNTRY DIVERSIFICATION
 (% OF COMMON STOCKS)

                                            MSCI
                                   FUND     EAFE
------------------------------------------------
EUROPE

United Kingdom                     15.8%   21.3%
Switzerland                        11.1     7.2
France                             10.5    11.7
Netherlands                         9.2     5.7
Germany                             6.8     8.8
Sweden                              5.9     2.7
Italy                               2.7     4.8
Portugal                            1.5     0.5
Spain                               0.0     2.9
Finland                             0.0     2.8
Belgium                             0.0     0.9
Denmark                             0.0     0.9
Ireland                             0.0     0.6
Norway                              0.0     0.4
Austria                             0.0     0.2
------------------------------------------------
Subtotal                          63.5%    71.4%
------------------------------------------------
PACIFIC

Japan                              17.4%   22.7%
Hong Kong                           6.4     2.1
Australia                           2.0     2.7
Singapore                           1.2     1.0
New Zealand                         0.0     0.1
------------------------------------------------
Subtotal                           27.0%   28.6%
------------------------------------------------
EMERGING MARKETS

South Korea                         2.9%     --
Mexico                              1.7      --
Thailand                            1.1      --
Brazil                              1.0      --
Greece                              0.8      --
India                               0.7      --
Russia                              0.7      --
Israel                              0.6      --
Indonesia                           0.0      --
------------------------------------------------
Subtotal                            9.5%     --
------------------------------------------------
Total                             100.0%  100.0%
------------------------------------------------


                                                               VISIT OUR WEBSITE
                                                                WWW.VANGUARD.COM
                                                           FOR REGULARLY UPDATED
                                                               FUND INFORMATION.

GLOSSARY
 OF INVESTMENT TERMS

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of an overall market index. Each index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the index rose or fell by 10%.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
FUND ALLOCATION BY REGION. An indicator of diversification, this chart shows the geographic distribution of a fund's holdings.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by an overall market index. If a fund's total returns were precisely synchronized with the index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
TURNOVER RATE. An indication of trading activity during the past year. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------

PERFORMANCE  SUMMARY
 FOR INTERNATIONAL VALUE FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.


--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%)                 DECEMBER 31, 1990-DECEMBER 31, 2000


                          INTERNATIONAL        MSCI EAFE
                             VALUE FUND            INDEX
--------------------------------------------------------------------------------
1991                               10.0             12.5
1992                               -8.7            -11.8
1993                               30.5             32.9
1994                                5.3              8.1
1995                                9.6             11.6
1996                               10.2              6.4
1997                               -4.6              2.1
1998                               19.5             20.3
1999                               21.8             27.3
2000                               -7.5            -14.0
--------------------------------------------------------------------------------
See Financial Highlights table on page 19 for dividend and capital gains information for the past five years.
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE                       DECEMBER 31, 1990-DECEMBER 31, 2000

                                                  AVERAGE
                              INTERNATIONAL INTERNATIONAL     MSCI EAFE
                                 VALUE FUND         FUND*         INDEX

         199012         10000         10000         10000         10000
         199103         10388         10723         10738         10752
         199106         10042         10371         10175         10174
         199109         10796         11140         11167         11055
         199112         10996         11338         11075         11250
         199203         10390         11028          9952          9923
         199206         10902         11515         10339         10142
         199209         10363         10966         10278         10305
         199212         10037         10823          9880          9917
         199303         11043         11744         11368         11115
         199306         11827         12328         12498         12242
         199309         12598         13399         13467         13062
         199312         13097         14677         13869         13184
         199403         13468         14582         14636         13653
         199406         13960         14749         15585         14360
         199409         14141         15210         15668         14383
         199412         13785         14586         15447         14246
         199503         13804         14307         15705         14523
         199506         14256         14895         15781         14640
         199509         14671         15629         16460         15262
         199512         15115         15927         17251         15892
         199603         15699         16637         17780         16363
         199606         15974         17216         18285         16634
         199609         15969         17118         18334         16626
         199612         16660         17774         18842         16903
         199703         16839         18005         18678         16650
         199706         18720         19994         21083         18824
         199709         18230         20224         20631         18703
         199712         15897         18679         19184         17251
         199803         18812         21421         22380         19802
         199806         18677         21569         22493         20025
         199809         15745         18080         18994         17192
         199812         18991         21053         22655         20758
         199903         19301         21374         23627         21062
         199906         21201         22562         24735         21612
         199909         21512         23134         25885         22575
         199912         23133         28987         28214         26425
         200003         21802         29208         27700         26412
         200006         23180         27654         28113         25381
         200009         20946         25574         26847         23348
         200012         21401         24463         27422         22737
--------------------------------------------------------------------------------
                                 AVERAGE ANNUAL TOTAL RETURNS
                               PERIODS ENDED DECEMBER 31, 2000       FINAL VALUE
                           --------------------------------------   OF A $10,000
                              1 YEAR      5 YEARS      10 YEARS       INVESTMENT
--------------------------------------------------------------------------------
International Value Fund      -7.48%        7.20%         7.91%         $ 21,401
Average International Fund*  -15.60         8.96          9.36            24,463
MSCI EAFE Index              -13.96         7.43          8.56            22,737
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.
--------------------------------------------------------------------------------

A REPORT
 ON YOUR FUND'S AFTER-TAX RETURNS

This table presents pre-tax and after-tax returns for your fund and an appropriate peer group of mutual funds. The after-tax returns represent the fund's past results only and should not be used to predict future tax efficiency.

     If you own the fund in a tax-deferred account such as an individual retirement account or a 401(k), this information does not apply to you. Such accounts are not subject to current taxes. Income taxes can have a considerable impact on a fund's return--an important consideration for investors who own mutual funds in taxable accounts. While the pre-tax return is most often used to tally a fund's performance, the fund's after-tax return, which accounts for taxes on distributions of capital gains and income dividends, is an important measure of the return that many investors actually received.



PRE-TAX AND AFTER-TAX                                    PERIODS ENDED DECEMBER 31, 2000
AVERAGE ANNUAL TOTAL RETURNS
                                     ONE YEAR          FIVE YEARS          TEN YEARS
                                 -------------------------------------------------------
                                 PRE-TAX AFTER-TAX  PRE-TAX AFTER-TAX  PRE-TAX AFTER-TAX
----------------------------------------------------------------------------------------
International Value Fund           -7.5%     -8.7%     7.2%      3.8%     7.9%      5.4%
Average Foreign Stock Fund*       -15.7     -17.7      9.4       7.4      9.6       7.9
----------------------------------------------------------------------------------------

*Based on data from Morningstar, Inc. Elsewhere in this report, returns for comparable funds are derived from data provided by Lipper Inc., which may differ somewhat.


     The after-tax return calculations use the top federal income tax rates in effect at the time of each distribution. The tax burden would be less, and the after-tax return higher, for those in lower tax brackets.

     We must stress that because many interrelated factors affect how tax-friendly a fund may be, it is very difficult to predict tax efficiency. A fund's tax efficiency can be influenced by its turnover rate, the types of securities it holds, the accounting practices it uses, and the net cash flow it receives.

     Finally, it's important to understand that our calculation does not reflect the tax effect of your own investment activities. Specifically, you may incur additional capital gains taxes--thereby lowering your after-tax return--if you decide to sell all or some of your shares.

--------------------------------------------------------------------------------
A  Note  About  Our   Calculations:   Pre-tax  total  returns  assume  that  all
distributions received (income dividends, short-term capital gains, and long-term capital gains) are reinvested in new shares, while our after-tax returns assume that distributions are reduced by any taxes owed on them before reinvestment. When calculating the taxes due, we used the highest individual federal income tax rates at the time of the distributions. Those rates are currently 39.6% for dividends and short-term capital gains and 20% for long-term capital gains. The calculation does not account for state and local income taxes, nor does it take into consideration any tax adjustments that a shareholder may claim for foreign taxes paid by the fund. The competitive group returns provided by Morningstar are calculated in a manner consistent with that used for Vanguard funds.

(C)2001 by Morningstar(R), Inc. All rights reserved. Average return information for comparative fund groups is proprietary information of Morningstar, Inc. It may not be copied or redistributed, and it may only be used for noncommercial, personal purposes. Morningstar does not warrant that this information is accurate, correct, complete, or timely, and Morningstar is not responsible for investment decisions, damages, or other losses resulting from use of this information. Past performance is no guarantee of future performance. Morningstar, Inc., has not consented to be considered or deemed an "expert" under the Securities Act of 1933.

FINANCIAL STATEMENTS
  DECEMBER 31, 2000

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by country. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
INTERNATIONAL VALUE FUND                                 SHARES            (000)
--------------------------------------------------------------------------------
COMMON STOCKS (98.1%)
--------------------------------------------------------------------------------
AUSTRALIA (1.9%)
   AMP Ltd.                                       $     746,262    $       8,385
   Australia & New Zealand
     Bank Group Ltd.                                    961,500            7,683
                                                                   -------------
                                                                   $      16,068
                                                                   -------------
BRAZIL (1.0%)
   Tele Norte Leste
     Participacoes ADR                                  370,000            8,441
                                                                   -------------
FRANCE (10.3%)
   Cie. de St. Gobain SA                                128,598           20,199
   BNP Paribas                                          196,677           17,265
   Total Fina Elf                                       114,000           16,953
   AXA                                                   79,014           11,424
   Alstom                                               408,000           10,534
   Lafarge SA                                           119,549           10,023
                                                                   -------------
                                                                   $      86,398
                                                                   -------------
GERMANY (6.7%)
   Linde AG                                             419,900           20,381
   Bayer AG                                             220,894           11,587
   SAP AG Pfd.                                           77,000           10,829
   Volkswagen AG                                        145,156            7,589
   Volkswagen AG Pfd.                                   178,000            5,448
                                                                   -------------
                                                                   $      55,834
                                                                   -------------
GREECE (0.8%)

   Hellenic Telecommunication
     Organization SA                                    456,000            6,732
                                                                   -------------
HONG KONG (6.3%)
   HSBC Holdings PLC                                  1,300,000           19,250
   Hutchison Whampoa Ltd.                             1,300,000           16,209
   Cheung Kong Holdings Ltd.                            810,000           10,359
*  China Mobile (Hong Kong) Ltd.                      1,200,000            6,554
                                                                   -------------
                                                                   $      52,372
                                                                   -------------
INDIA (0.7%)
(1)Infosys Technologies Ltd. ADR                         65,000            5,996
                                                                   -------------

INDONESIA
*  PT Inti Indorayon Utama                              545,000               19
                                                                   -------------

ISRAEL (0.6%)
*  Partner Communications Company Ltd.                  881,800            5,181
                                                                   -------------

ITALY (2.7%)
   Ente Nazionale Idrocarburi SpA                     3,477,110           22,198
                                                                   -------------

   JAPAN (16.9%)
   Honda Motor Co., Ltd.                          $     517,000    $      19,286
   Sankyo Co., Ltd.                                     609,000           14,612
   Hitachi Ltd.                                       1,593,000           14,200
   Marui Co., Ltd.                                      878,000           13,262
   Matsushita Electric Industrial Co., Ltd.             541,000           12,933
   Fujitsu Ltd.                                         645,000            9,511
   Sumitomo Trust &  Banking Co., Ltd.                1,210,000            8,233
   Canon, Inc.                                          233,000            8,161
   Mabuchi Motor Co.                                     76,000            7,746
   Daiwa Securities Group Inc.                          733,000            7,657
   Tokai Bank Ltd.                                    1,730,000            7,499
   Asahi Chemical Industry Co., Ltd.                  1,300,000            7,490
   Sony Corp.                                            92,000            6,364
   Nihon Unisys, Ltd.                                   421,000            4,424
                                                                   -------------
                                                                   $     141,378
                                                                   -------------
MEXICO (1.7%)
   Telefonos de Mexico SA Class L ADR                   170,000            7,671
*  Grupo Televisa SA GDR                                140,600            6,318
                                                                   -------------
                                                                   $      13,989
                                                                   -------------
NETHERLANDS (9.0%)

   Wolters Kluwer NV                                    864,576           23,572
   ING Groep NV                                         216,940           17,329
   ABN-AMRO Holding NV                                  758,942           17,258
   Akzo Nobel NV                                        231,075           12,409
   Koninklijke KPN NV                                   385,000            4,431
                                                                   -------------
                                                                   $      74,999
                                                                   -------------
PORTUGAL (1.5%)
   Portugal Telecom SGPS SA                           1,386,440           12,678
                                                                   -------------

RUSSIA (0.7%)
   OAO Lukoil Holding Sponsored ADR                     155,000            5,658
                                                                   -------------

SINGAPORE (1.2%)
   DBS Group Holdings Ltd.                              871,701            9,853
                                                                   -------------
SOUTH KOREA (2.9%)
   Pohang Iron & Steel Co. Ltd. ADR                     518,000            8,061
   Kookmin Bank                                         600,000            7,067
   Korea Telecom Corp.                                  128,500            6,806
*  Kookmin Bank Sponsored GDR                           150,000            1,860
                                                                   -------------
                                                                   $      23,794
                                                                   -------------
SWEDEN (5.8%)
   Atlas Copco AB B Shares                              931,000           19,487
   Electrolux AB Series B                             1,253,975           16,280
   Nordea AB                                          1,702,081           12,898
                                                                   -------------
                                                                   $      48,665
                                                                   -------------
SWITZERLAND (10.9%)
   Nestle SA (Registered)                                10,387           24,229
   Roche Holding AG                                       2,000           20,376
*  Zurich Financial Services AG                          33,270           20,059
   Swisscom AG                                           56,400           14,670
   Novartis AG (Registered)                               6,727           11,893
*  Syngenta AG                                            1,681               90
                                                                   -------------
                                                                   $      91,317
                                                                   -------------
THAILAND (1.0%)

*  Advanced Information Services (Foreign)              795,000            7,697
*  Bangkok Bank PLC (Foreign)                         1,249,900              994
                                                                   -------------
                                                                   $       8,691
                                                                   -------------
UNITED KINGDOM (15.5%)
   Unilever PLC                                       3,047,000           26,081
   Rolls-Royce PLC                                    5,100,000           15,104
*  GlaxoSmithKline PLC                                  534,100           15,079
   Barclays PLC                                         397,160           12,293
   British Telecommunications PLC                     1,417,720           12,114
   British Airways PLC                                1,930,000           11,258
   Royal Bank of Scotland Group PLC                     442,224           10,451
   Great Universal Stores PLC                         1,307,810           10,266
   Lloyds TSB Group PLC                                 810,000            8,567
   Tesco PLC                                          2,009,000            8,185
                                                                   -------------
                                                                   $     129,398
                                                                   -------------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
   (Cost $779,958)                                                 $     819,659
--------------------------------------------------------------------------------


                                                           FACE
                                                         AMOUNT
                                                          (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (7.0%)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
   Obligations in a Pooled
   Cash Account
   6.10%, 1/2/2001--Note F                        $      37,726    $      37,726
   6.14%, 1/2/2001                                       20,585           20,585
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (Cost $58,311)                                                  $      58,311
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (105.1%)
   (Cost $838,269)                                                 $     877,970
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
INTERNATIONAL VALUE FUND                                                   (000)
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-5.1%)
--------------------------------------------------------------------------------
Other Assets--Note C                                               $      4,263
Security Lending Collateral
   Payable to Brokers--Note F                                           (37,726)
Other Liabilities                                                        (9,183)
                                                                   -------------
                                                                        (42,646)
                                                                   -------------
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 32,097,373 outstanding $.001
   par value shares of beneficial interest
   (unlimited authorization)                                       $     835,324
================================================================================

NET ASSET VALUE PER SHARE                                          $       26.02
================================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
(1)All or part of security position is on loan to broker/dealers. See Note F in Notes to Financial Statements.
ADR--American Depositary Receipt.
GDR--Global Depositary Receipt.


--------------------------------------------------------------------------------
                                                         AMOUNT              PER
                                                          (000)            SHARE
--------------------------------------------------------------------------------
AT DECEMBER 31, 2000, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                   $    814,232    $       25.36
Overdistributed Net Investment
   Income--Note D                                         (547)            (.02)
Accumulated Net Realized
   Losses--Note D                                      (18,040)            (.56)
Unrealized Appreciation
   (Depreciation)--Note E
   Investment Securities                                39,701             1.24
   Foreign Currencies                                      (22)              --
--------------------------------------------------------------------------------
NET ASSETS                                        $     835,324    $       26.02
================================================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period--these amounts include the effect of foreign currency movements on the value of the fund's securities. Currency gains (losses) on the translation of other assets and liabilities, combined with the results of any investments in forward currency contracts during the period, are shown separately.

--------------------------------------------------------------------------------
                                                        INTERNATIONAL VALUE FUND
                                                    YEAR ENDED DECEMBER 31, 2000
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
   Dividends*                                                      $     20,053
   Interest                                                               2,363
   Security Lending                                                         324
--------------------------------------------------------------------------------
     Total Income                                                  $     22,740
--------------------------------------------------------------------------------
EXPENSES
   Investment Advisory Fees--Note B
     Basic Fee                                                            1,417
     Performance Adjustment                                                (372)
   The Vanguard Group--Note C
     Management and Administrative                                        3,076
     Marketing and Distribution                                             154
   Custodian Fees                                                           531
   Auditing Fees                                                             10
   Shareholders' Reports                                                     39
   Trustees' Fees and Expenses                                                1
--------------------------------------------------------------------------------
     Total Expenses                                                $      4,856
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                              $     17,884
--------------------------------------------------------------------------------
REALIZED NET LOSS
   Investment Securities Sold                                            (3,831)
   Foreign Currencies                                                    (2,345)
--------------------------------------------------------------------------------
REALIZED NET LOSS                                                        (6,176)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
   Investment Securities                                                (88,698)
   Foreign Currencies                                                        24
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                        (88,674)
--------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS               $    (76,966)
================================================================================
*Dividends are net of foreign withholding taxes of $  1,603,000.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

--------------------------------------------------------------------------------
                                                      INTERNATIONAL VALUE FUND
                                                       YEAR ENDED DECEMBER 31,
                                                   -----------------------------
                                                         2000          1999
                                                        (000)         (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
   Net Investment Income                          $    17,884   $    22,757
   Realized Net Gain (Loss)                            (6,176)       42,427
   Change in Unrealized Appreciation
     (Depreciation)                                   (88,674)      115,124
--------------------------------------------------------------------------------
     Net Increase (Decrease) in Net Assets
      Resulting from Operations                       (76,966)      180,308
--------------------------------------------------------------------------------
DISTRIBUTIONS
   Net Investment Income                              (23,114)      (22,865)
   Realized Capital Gain                               (6,684)      (25,324)
--------------------------------------------------------------------------------
     Total Distributions                              (29,798)      (48,189)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
   Issued                                             690,977       577,871
   Issued in Lieu of Cash Distributions                27,455        44,683
   Redeemed                                          (821,000)     (516,320)
--------------------------------------------------------------------------------
     Net Increase (Decrease) from
      Capital Share Transactions                     (102,568)      106,234
--------------------------------------------------------------------------------
   Total Increase (Decrease)                         (209,332)      238,353
--------------------------------------------------------------------------------
NET ASSETS
   Beginning of Year                                1,044,656       806,303
--------------------------------------------------------------------------------
   End of Year                                    $   835,324   $ 1,044,656
================================================================================

1Shares Issued (Redeemed)
   Issued                                              25,713        20,872
   Issued in Lieu of Cash Distributions                 1,059         1,580
   Redeemed                                           (30,542)      (18,723)
--------------------------------------------------------------------------------
     Net Increase (Decrease) in Shares Outstanding     (3,770)        3,729
================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

----------------------------------------------------------------------------------------------------
                                                           INTERNATIONAL VALUE FUND
                                                            YEAR ENDED DECEMBER 31,
                                                ----------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR        2000         1999       1998     1997      1996
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR              $  29.13      $ 25.09  $   22.64 $  27.54  $  31.11
----------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                             .55          .69        .77     .690       .82
   Net Realized and Unrealized Gain
     (Loss) on Investments                         (2.74)        4.74       3.64   (1.945)     2.20
----------------------------------------------------------------------------------------------------
     Total from Investment Operations              (2.19)        5.43       4.41   (1.255)     3.02
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income             (.73)        (.66)     (1.06)   (.690)     (.82)
   Distributions from Realized Capital Gains        (.19)        (.73)      (.90)  (2.955)    (5.77)
----------------------------------------------------------------------------------------------------
     Total Distributions                            (.92)       (1.39)     (1.96)  (3.645)    (6.59)
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                    $  26.02      $ 29.13  $   25.09 $  22.64  $  27.54
====================================================================================================

TOTAL RETURN                                      -7.48%       21.81%     19.46%   -4.58%    10.22%
====================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Year (Millions)           $    835      $ 1,045  $     806 $    777  $    917
   Ratio of Total Expenses to
     Average Net Assets                            0.53%        0.59%      0.52%    0.49%     0.50%
   Ratio of Net Investment Income to
     Average Net Assets                            1.94%        2.54%      2.77%    2.36%     2.50%
   Portfolio Turnover Rate                           78%          41%        39%      37%       82%
====================================================================================================

NOTES TO FINANCIAL STATEMENTS

Vanguard International Value Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments are valued at cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

     2.  FOREIGN   CURRENCY:   Securities  and  other  assets  and   liabilities
denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International in the calculation of its indexes.

     Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

     3. FORWARD CURRENCY CONTRACTS: The fund enters into forward currency contracts to pro-tect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund's risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts.

     Forward currency contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

     4. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     5. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     6. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

     7. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Hansberger Global Investors, Inc., provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance relative to the Morgan Stanley Capital International Europe, Australasia, Far East Index.

     Prior to August 1, 2000, Phillips & Drew served as investment adviser to the fund. The basic fee was subject to quarterly adjustments based on performance relative to the Morgan Stanley Capital International Europe, Australasia, Far East Index for the preceding three years.

     For  the  year  ended  December  31,  2000,  the  aggregate   advisory  fee
represented an effective annual basic rate of 0.15% of the fund's average net assets before a decrease of $372,000 (0.04%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2000, the fund had contributed capital of $160,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 0.2% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. During the year ended December 31, 2000, the fund purchased $689,960,000 of investment securities and sold $828,193,000 of investment securities, other than temporary cash investments.

     During the year ended December 31, 2000, the fund realized net foreign currency losses of $2,345,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income.

     The fund received securities in corporate spinoffs that increased taxable income and the tax basis cost of investments, but had no effect on net investment income or the cost of investments for financial statement purposes. For financial statement purposes, the fund has realized gains on these securities that are $14,053,000 greater than tax basis gains. These realized gains are included in distributable net investment income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income.

     At December 31, 2000, the fund had available a capital loss carryforward of $17,884,000 to offset future net capital gains through December 31, 2008.

E. At December 31, 2000, net unrealized appreciation of investment securities for federal income tax purposes was $39,701,000, consisting of unrealized gains of $120,901,000 on securities that had risen in value since their purchase and $81,200,000 in unrealized losses on securities that had fallen in value since their purchase.

     The fund had net unrealized foreign currency losses of $22,000 resulting from the translation of other assets and liabilities at December 31, 2000.

F. The market value of securities on loan to broker/dealers at December 31, 2000, was $35,616,000, for which the fund held cash collateral of $37,726,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

REPORT
 OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of Vanguard International Value Fund

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard International Value Fund (the "Fund") at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

January 29, 2001



--------------------------------------------------------------------------------
SPECIAL 2000 TAX INFORMATION (UNAUDITED) FOR VANGUARD INTERNATIONAL VALUE FUND

This information for the fiscal year ended December 31, 2000, is included pursuant to provisions of the Internal Revenue Code.

     The fund distributed $3,966,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year, all of which is designated as a 20% rate gain distribution.

     The fund has elected to pass through the credit for taxes paid in foreign countries. Shareholders receive detailed information on foreign income and foreign tax per share by country along with their 2000 Form 1099-DIV.

THE VANGUARD(R)
 FAMILY OF FUNDS

STOCK FUNDS

500 Index Fund
Calvert Social Index(TM) Fund
Capital Opportunity Fund
Convertible Securities Fund
Developed Markets Index Fund
Emerging Markets Stock Index Fund
Energy Fund
Equity Income Fund
European Stock Index Fund
Explorer(TM) Fund
Extended Market Index Fund
Global Equity Fund
Gold and Precious Metals Fund
Growth and Income Fund
Growth Equity Fund
Growth Index Fund
Health Care Fund
Institutional Developed Markets Index Fund
Institutional Index Fund
International Growth Fund
International Value Fund
Mid-Cap Index Fund
Morgan(TM) Growth Fund
Pacific Stock Index Fund
PRIMECAP Fund
REIT Index Fund
Selected Value Fund
Small-Cap Growth Index Fund
Small-Cap Index Fund
Small-Cap Value Index Fund
Strategic Equity Fund
Tax-Managed Capital Appreciation Fund
Tax-Managed Growth and Income Fund
Tax-Managed International Fund
Tax-Managed Small-Cap Fund
Total International Stock Index Fund
Total Stock Market Index Fund
U.S. Growth Fund
U.S. Value Fund
Utilities Income Fund
Value Index Fund
Windsor(TM) Fund
Windsor(TM) II Fund


BALANCED FUNDS

Asset Allocation Fund
Balanced Index Fund
Global Asset Allocation Fund
LifeStrategy(R) Conservative Growth Fund
LifeStrategy(R) Growth Fund
LifeStrategy(R) Income Fund
LifeStrategy(R) Moderate Growth Fund
STAR(TM) Fund
Tax-Managed Balanced Fund
Wellesley(R) Income Fund
Wellington(TM) Fund


BOND FUNDS

Admiral(TM) Intermediate-Term Treasury Fund
Admiral(TM) Long-Term Treasury Fund
Admiral(TM) Short-Term Treasury Fund
GNMA Fund
High-Yield Corporate Fund
High-Yield Tax-Exempt Fund
Inflation-Protected Securities Fund
Insured Long-Term Tax-Exempt Fund
Intermediate-Term Bond Index Fund
Intermediate-Term Corporate Fund
Intermediate-Term Tax-Exempt Fund
Intermediate-Term Treasury Fund
Limited-Term Tax-Exempt Fund
Long-Term Bond Index Fund
Long-Term Corporate Fund
Long-Term Tax-Exempt Fund
Long-Term Treasury Fund
Preferred Stock Fund
Short-Term Bond Index Fund
Short-Term Corporate Fund
Short-Term Federal Fund
Short-Term Tax-Exempt Fund
Short-Term Treasury Fund
State Tax-Exempt Bond Funds
  (California, Florida,
  Massachusetts, New Jersey,
  New York, Ohio, Pennsylvania)
Total Bond Market Index Fund


MONEY MARKET FUNDS

Admiral(TM) Treasury Money Market Fund
Federal Money Market Fund
Prime Money Market Fund
State Tax-Exempt Money Market
  Funds (California, New Jersey,
  New York, Ohio, Pennsylvania)
Tax-Exempt Money Market Fund
Treasury Money Market Fund


VARIABLE ANNUITY PLAN

Balanced Portfolio
Diversified Value Portfolio
Equity Income Portfolio
Equity Index Portfolio
Growth Portfolio
High-Grade Bond Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Corporate Portfolio
Small Company Growth Portfolio



For information about Vanguard funds and our variable annuity plan, including charges and expenses, obtain a prospectus from The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482-2600. Read it carefully before you invest or send money.

THE PEOPLE
 WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.

     Six of Vanguard's seven board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/ directors; and electing Vanguard officers.

     The list below provides a brief description of each trustee's professional affiliations. The year in which the trustee joined the Vanguard board is noted in parentheses.
--------------------------------------------------------------------------------
TRUSTEES

JOHN J. BRENNAN (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

JOANN HEFFERNAN HEISEN (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & Johnson*Merck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Argentaria, Gestion, BKF Capital, The Jeffrey Co., NeuVis, Inc., and Select Sector SPDR Trust.

ALFRED M. RANKIN, JR. (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Co.

JAMES O. WELCH, JR. (1971) Retired Chairman of Nabisco Brands, Inc. (Food Products); retired Vice Chairman and Director of RJR Nabisco (Food and Tobacco Products); Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON (1985) Retired Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of AmeriSource Health Corporation, Cummins Engine Co., and The Mead Corp.; Trustee of Vanderbilt University.
--------------------------------------------------------------------------------
OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY, Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.
--------------------------------------------------------------------------------
VANGUARD MANAGING DIRECTORS

R. GREGORY BARTON, Legal Department.
ROBERT A. DISTEFANO, Information Technology.
JAMES H. GATELY, Direct Investor Services.
KATHLEEN C. GUBANICH, Human Resources.
IAN A. MACKINNON, Fixed Income Group.
F. WILLIAM MCNABB, III, Institutional Investor Group.
MICHAEL S. MILLER, Planning and Development.
RALPH K. PACKARD, Chief Financial Officer.
GEORGE U. SAUTER, Quantitative Equity Group.
--------------------------------------------------------------------------------
                             JOHN C. BOGLE FOUNDER;
                    Chairman and Chief Executive, 1974-1996.

[SHIP GRAPHIC]
[THE VANGUARD GROUP LOGO]

Post Office Box 2600
Valley Forge, Pennsylvania, 19482-2600

ABOUT OUR COVER

Our cover art evokes both Vanguard's rich past and the course we've set for the future--our determination to provide superior investment performance and top-notch service. The image is based on two works: a painting titled The First Journey of 'Victory,' by the English artist W.L. Wyllie (1851-1931), and a sculpture of a compass rose on Vanguard's campus near Valley Forge, Pennsylvania.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

Standard & Poor's(R), S&P(R), S&P 500(R), Standard & Poor's 500, 500, S&P MidCap 400, and S&P SmallCap 600 are trademarks of The McGraw-Hill Companies, Inc. All other index names may contain trademarks and are the exclusive property of their respective owners.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

(C)2001 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q460 022001